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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 12, 1999
                Date of report (Date of earliest event reported)



                               MACKIE DESIGNS INC.
             (Exact Name of Registrant as Specified in Its Charter)



           Washington                     0-26524               91-1432133
         (State or Other         (Commission File Number)     (IRS Employer
 Jurisdiction of Incorporation)                           Identification Number)



                            16220 Wood-Red Road, N.E.
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 487-4333
                         (Registrant's Telephone Number,
                              Including Area Code)



        Former Name or Former Address, if Changed Since Last Report: N/A


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b) On August 12, 1999, the Registrant's engaged KPMG, LLP as its new certifying accountants. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engagement, neither the Registrant, nor anyone of its behalf, has consulted KPMG, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits

                    None


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MACKIE DESIGNS INC.


Date:  August 16, 1999           /s/ William A. Garrard
                                 ----------------------------------------------
                                 William A. Garrard, Vice President - Chief
                                 Financial Officer